Compensation Plans	12 Months Ended
Nov. 30, 2015
Compensation and Retirement Disclosure [Abstract]
Compensation Plans
Compensation Plans
Equity Plans
We issue our share-based compensation awards under the Carnival Corporation and Carnival plc stock plans, which have an aggregate of 18.3 million shares available for future grant at November 30, 2015. These plans allow us to issue time-based share (“TBS”) awards (which include restricted stock awards (“RSAs”) and restricted stock units (“RSUs”)), performance-based share (“PBS”) awards, market-based share (“MBS”) awards and stock options (collectively “equity awards”). Equity awards are principally granted to management level employees and members of our Boards of Directors. The plans are administered by a committee of our independent directors (the “Committee”) that determines which employees are eligible to participate, the monetary value or number of shares for which equity awards are to be granted and the amounts that may be exercised or sold within a specified term. These plans allow us to fulfill our equity award obligations using shares purchased in the open market or with unissued or treasury shares. Certain equity awards provide for accelerated vesting if we have a change in control, as defined.
Our total share-based compensation expense was $55 million in 2015, $52 million in 2014 and $42 million in 2013 of which $51 million in 2015, $48 million in 2014 and $39 million in 2013 has been included in selling and administrative expenses and $4 million in both 2015 and 2014 and $3 million in 2013 in cruise payroll and related expenses.
TBS, PBS and MBS Awards
RSAs generally have the same rights as Carnival Corporation common stock, except for transfer restrictions and forfeiture provisions. RSAs have been granted to certain officers and non-executive board members and vest at the end of three years, except for shares released from restriction to satisfy retirement eligible tax obligations (“tax release shares”). In addition, Carnival Corporation and Carnival plc grant RSUs, which also vest at the end of three years, except for tax release shares, and accrue forfeitable dividend equivalents on each outstanding RSU, in the form of additional RSUs, based on dividends declared. The share-based compensation expense for TBS awards is based on the quoted market price of the Carnival Corporation or Carnival plc shares on the date of grant.
In 2015, 2014 and 2013, the Committee approved PBS awards to be granted to certain key Carnival Corporation & plc executives. The share-based compensation expense for these PBS awards is based on the quoted market price of the Carnival Corporation or Carnival plc shares and expected total shareholder return rank relative to certain peer companies on the date of grant and the probability of our annual earnings target for each year over a three-year period being achieved. Our 2015 and 2014 PBS awards also have a return on invested capital ("ROIC") target. The PBS awards granted provide an opportunity to earn from zero to 200% in 2015 and 2014 and zero to 187.5% in 2013 of the number of target shares underlying the award achieved for each year over a three-year period.
In 2014 and 2013, the Committee approved MBS awards to be granted to certain senior executives. The MBS awards granted in 2014 and 2013 were valued at $13 million and $4 million, respectively, as of the date of grant. The share-based compensation expense for all of the MBS awards were based on the quoted market prices of the Carnival Corporation common stock or the Carnival plc ordinary shares on the date of grant and the probability of certain market conditions being achieved. One-half of all of the MBS awards are expensed evenly over a three-year period and the remaining half are expensed evenly over a four-year period. There were no MBS awards granted in 2015.
During the year ended November 30, 2015, TBS, PBS and MBS award activity was as follows:

	TBS Awards		PBS Awards		MBS Awards
	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value
Outstanding at November 30, 2014	3,210,050	$36.30	572,787	$34.82	270,220	$64.11
Granted	1,064,060	$45.38	188,990	$47.47	—	$—
Vested	(1,296,378)	$31.35	(1,940)	$34.13	—	$—
Forfeited	(183,262)	$41.46	(186,651)	$32.48	(28,481)	$72.60
Outstanding at November 30, 2015	2,794,470	$41.72	573,186	$39.75	241,739	$63.11

The total grant date fair value of TBS, PBS and MBS awards vested was $41 million in both 2015 and 2014 and $42 million in 2013. As of November 30, 2015, there was $55 million of total unrecognized compensation cost related to TBS, PBS and MBS awards. As of November 30, 2015, the total unrecognized compensation costs related to TBS, PBS and MBS awards are expected to be recognized over a weighted-average period of 0.9, 0.8 and 1.0 years, respectively.
Stock Option Plans
In 2007 and 2008, the Committee decided to cease granting stock options to our employees and non-executive board members, respectively, and to instead grant them TBS awards. A combined summary of Carnival Corporation and Carnival plc stock option activity during the year ended November 30, 2015 related to stock options previously granted was as follows:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value (a)
			(in years)	(in millions)
Outstanding at November 30, 2014	1,059,256	$51.36
Exercised	(190,690)	$46.49
Forfeited or expired	(833,566)	$52.63
Outstanding and exercisable at November 30, 2015	35,000	$47.83	0.9	$—

(a)	The aggregate intrinsic value represents the amount by which the fair value of underlying stock exceeds the option exercise price at November 30, 2015.
As of the dates of exercise, there was a nominal intrinsic value of options exercised in 2015 and 2014 and $3 million in 2013. As of November 30, 2015, there is no unrecognized compensation cost as there were no unvested stock options. Our stock options will expire in 2016.
Defined Benefit Pension Plans
We have several single-employer defined benefit pension plans, which cover some of our shipboard and shoreside employees. The U.S. and UK shoreside employee plans are closed to new membership and are funded at or above the level required by U.S. or UK regulations. Substantially all of the remaining defined benefit plans are unfunded. In determining all of our plans’ benefit obligations at November 30, 2015 and 2014, we assumed a weighted-average discount rate of 3.5% for both years. The net asset or net liability positions under these single-employer defined benefit pension plans are not material.
In addition, we participate in two multiemployer defined benefit pension plans in the UK, the British Merchant Navy Officers Pension Fund (registration number 10005645) (“MNOPF”), and the British Merchant Navy Ratings Pension Fund (registration number 10005646) (“MNRPF”), which are referred to as “the multiemployer plans.” The MNOPF is divided into two sections, the “New Section” and the “Old Section.” The multiemployer plans are maintained for the benefit of the employees of the participating employers who make contributions to the plans. However, contributions made by employers, including us, may be used to provide benefits to employees of other participating employers, and if any of the participating employers withdraw from the multiemployer plans or fail to make their required contributions, any unfunded obligations would be the responsibility of the remaining participating employers. We are contractually obligated to make all required contributions as determined by the plans’ trustees. All of our multiemployer plans are closed to new membership, and the MNOPF Old Section is also closed to further benefit accrual and is fully funded. Based on the most recent actuarial reviews at March 31, 2014 of the MNOPF New Section and the MNRPF, it was determined that these plans were 87% and 67% funded, respectively. The multiemployer plans have implemented recovery plans, as appropriate, whereby their estimated funding deficits are to be recovered through funding contributions from participating employers.
We expense our portion of the MNOPF deficit as amounts are invoiced by, and become due and payable to, the trustees. In 2015 and 2014, our contributions to the MNOPF fund were not material and did not exceed 5% of total contributions to the fund. In 2013, we received and paid in full a special assessment invoice from the MNOPF trustee for our additional share of the MNOPF New Section deficit. Accordingly, we expensed the invoice of $15 million in cruise payroll and related expense in 2013, which exceeded 5% of total contributions to the fund. In addition, we accrue and expense our portion of the MNRPF deficit based on our estimated probable obligation from the most recent actuarial review. We expensed a nominal amount in 2015 and $18 million in 2014 of our estimated probable obligation relating to our allocated share of the MNRPF deficit in cruise payroll and related expenses. As of November 30, 2015, we had no remaining estimated obligation of the MNRPF deficit after contributing $14.3 million in 2015. In 2015 and 2014, our contributions to the MNRPF exceeded 5% of total contributions to the fund. In 2013, our contributions to the MNRPF were not material and did not exceed 5% of total contributions to the fund. It is possible that we will be required to fund and expense additional amounts for the multiemployer plans in the future, however, such amounts are not expected to be material to our consolidated financial statements.
Total expense for all defined benefit pension plans, including the multiemployer plans, was $47 million in 2015, $69 million in 2014 and $62 million in 2013.
Defined Contribution Plans
We have several defined contribution plans available to most of our employees. We contribute to these plans based on employee contributions, salary levels and length of service. Total expense for these plans was $30 million in 2015 and $25 million in both 2014 and 2013.